Federated Intermediate Income Fund
(A Portfolio of Federated Income Securities Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Intermediate Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is an investment portfolio in Federated Income Securities Trust (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide current income.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future
reference.     The Fund has also filed a Statement of Additional Information for
Institutional Shares and Institutional Service Shares dated August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received it electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web
site (http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
August 31, 1998      TABLE OF CONTENTS

 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Shares          2
 General Information                                 3
 Year 2000 Statement                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3

 Risk Factors                                       11

 Weighted Average Portfolio Duration                12
 Investment Limitations                             12
 Trust Information                                  12
 Management of the Trust                            12
 Distribution of Institutional Shares               13
 Administration of the Fund                         13
 Administrative Services                            13
 Net Asset Value                                    14
 Investing in Institutional Shares                  14
 Share Purchases                                    14
 Minimum Investment Required                        14
 What Shares Cost                                   14
 Exchange Privilege                                 15
 Account Activity                                   15
 Dividends                                          15
 Capital Gains                                      15
 Redeeming Institutional Shares                     15
 Telephone Redemption                               15
 Redeeming Shares by Mail                           15
 Accounts with Low Balances                         16
 Shareholder Information                            16
 Voting Rights                                      16
 Tax Information                                    16
 Federal Income Tax                                 16
 State and Local Taxes                              16
 Performance Information                            17
 Other Classes of Shares                            17
 Financial Highlights--Institutional Service Shares 18

 SUMMARY OF FUND EXPENSES

 INSTITUTIONAL SHARES
 SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering
price)                                                                         None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
of offering price)                                                             None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, if applicable)                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
Exchange Fee                                                                   None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                               0.28%
12b-1 Fee                                                                      None
Total Other Expenses                                                           0.27%
  Shareholder Services Fee (after waiver)(2)                           0.00%
Total Operating Expenses(3)                                                    0.55%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.02% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "Investing in Institutional Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                         $ 6
3 Years                                                        $18
5 Years                                                        $31
10 Years                                                       $69

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.


                                                                     YEAR ENDED APRIL 30,
                                                             1998      1997    1996    1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.79   $ 9.77  $ 9.55  $ 9.53  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.63     0.63    0.66    0.66    0.23
   Net realized and unrealized gain (loss) on investments     0.38     0.03    0.22    0.02   (0.47)
   Total from investment operations                           1.01     0.66    0.88    0.68   (0.24)
 LESS DISTRIBUTIONS
   Distributions from net investment income                  (0.63)   (0.63)  (0.66)  (0.66)  (0.23)
   Distributions from net realized gain on investments          --    (0.01)      --      --     --
   Total distributions                                       (0.63)   (0.64)  (0.66)  (0.66)  (0.23)
 NET ASSET VALUE, END OF PERIOD                             $10.17   $ 9.79  $ 9.77  $ 9.55  $ 9.53
 TOTAL RETURN(B)                                             10.58%    7.00%   9.13%   7.53%  (2.48%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                   0.55%    0.55%   0.55%   0.48%   0.00%*
   Net investment income                                      6.30%    6.48%   6.52%   7.12%   6.36%*
   Expense waiver/reimbursement(c)                            0.47%    0.57%   0.85%   1.22%   1.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                $176,712 $121,307 $87,493 $32,508 $17,702
   Portfolio turnover                                           44%      55%     66%     88%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus the Board of Trustees ("Trustees") has established two classes of shares of Federated Intermediate Income Fund:
Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund.

Institutional Shares ("Shares") are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity, or other accounts where the financial institution maintains master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors, Inc. Shares are also made available to financial intermediaries, and public and private organizations. An investment in the Fund serves as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of U.S. government, corporate and asset-backed securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value ("NAV") without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service provider's (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. This investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio of investment grade securities, which are securities rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (for example, rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A, or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service ("Duff & Phelps") or if unrated, of comparable quality as determined by the Fund's adviser. If a security is subsequently downgraded, the adviser will determine whether it continues to be an acceptable investment; if not, the security will be sold. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund will be between three and ten years, and the Fund's average-weighted duration will be between three and seven years.

Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments.

The securities in which the Fund invests include:

   * obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies and instrumentalities including bills, notes, bonds, and discount notes of the U.S. Treasury and of U.S. government agencies or instrumentalities;
   * domestic and foreign issues of corporate and sovereign obligations (including Eurobonds, Medium Term Notes and Deposit Notes) having floating or fixed rates of interest;
   * asset-backed securities, including mortgage-related securities; * commercial paper (including Europaper and Canadian Commercial Paper
     ("CCP"));
   * municipal securities;
   * foreign currency transactions (including spot, futures, options and swaps);
   * convertible securities;
   * preferred securities (such as trust preferred capital securities and step up perpetual subordinated securities);
   * surplus notes (or surplus debentures or certificates of contribution); * time and savings deposits and deposit notes and bankers acceptances
     (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and
   * repurchase agreements collateralized by eligible investments.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury Bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

CORPORATE OBLIGATIONS

The Fund invests in corporate obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. Certain of the corporate obligations in which the fund invests may involve both debt and equity characteristics including, but not limited to convertible securities, preferred securities (such as trust preferred or capital securities and step up subordinated securities), and surplus notes.

FLOATING RATE CORPORATE OBLIGATIONS

The Fund may invest in floating rate corporate obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury Bill rate, the 180-day Treasury Bill rate, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate obligations in which the Fund may invest include floating rate corporate securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a predetermined index, such as the 180-day Treasury Bill rate. Floating rate corporate obligations also include securities issued to fund commercial real estate construction.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE CORPORATE OBLIGATIONS

The Fund may also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

   VARIABLE RATE DEMAND NOTES

   Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

   CREDIT FACILITIES

   Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Payments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. All asset-backed securities are subject to similar prepayment risks, although they may be more or less sensitive to certain factors. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

   MORTGAGE-RELATED ASSET-BACKED SECURITIES

   The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Mortgage securities are: (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

   The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

   ADJUSTABLE RATE MORTGAGE SECURITIES

   ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. Typically, the ARMS in which the Fund may invest are issued by GNMA, FNMA, and FHLMC and are actively traded. ARMS may be collateralized by whole loans or private pass-through securities. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

   Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and/or interest and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed-income securities.

   While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

   COLLATERALIZED MORTGAGE OBLIGATIONS

   CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but may be collateralized by whole loans or private pass-through securities.

   The CMOs in which the Fund may invest may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

   REAL ESTATE MORTGAGE INVESTMENT CONDUITS

   REMICs in which the Fund may invest are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

   RESETS OF INTEREST

   The interest rates paid on some of the ARMS, CMOs, and REMICs in which the Fund may invest will be readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to have somewhat less volatile interest rates.

   To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than ARMS that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event that the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average portfolio maturity and duration.

   CAPS AND FLOORS

   The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   The value of mortgage securities in which the Fund may invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

   NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

   The Fund may invest in non-mortgage related asset-backed securities, including interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are structured similarly to CMOs and mortgage pass-through securities, which are described above. Also, these securities may be issued either by non-governmental entities and carry no direct or indirect governmental guarantees, or by governmental entities (i.e., Small Business Administration) and carry varying degrees of governmental support.

   Non-mortgage related asset-backed securities have structural characteristics similar to mortgage-related asset-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

   Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Although non-mortgage related asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-related asset-backed securities, certain of the factors that affect the rate of prepayments on mortgage-related asset-backed securities also affect the rate of prepayments on non-mortgage related asset-backed securities.

   Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage-related asset-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain the possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and
Eurodollar Time Deposits ("ETDs").

FOREIGN SECURITIES

ECDs, ETDs, Yankee CDs, CCP, Eurobonds and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and record keeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments) on a notional principal amount. The principal amount of an interest rate swap is notional in that it only provides the basis for determining the amount of interest payments under the swap agreement, and does not represent an actual loan. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR on $10 million principal amount in exchange for the right to receive the equivalent of a fixed rate of interest on $10 million principal amount. Neither party to the swap would actually advance $10 million to the other.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of the amount of excess interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of the amount of the interest shortfall on a notional principal amount from the party selling the interest rate floor.

The Fund expects to enter into interest rate transactions primarily to hedge against changes in the price of other portfolio securities. For example, the Fund may hedge against changes in the market value of a fixed rate note by entering into a concurrent swap that requires the Fund to pay the same or a lower fixed rate of interest on a notional principal amount equal to the principal amount of the note in exchange for a variable rate of interest based on a market index. Interest accrued on the hedged note would then equal or exceed the Fund's obligations under the swap, while changes in the market value of the swap would largely offset any changes in the market value of the note. The Fund may also enter into swaps and caps to preserve or enhance a return or spread on a portfolio security. The Fund does not intend to use these transactions in a speculative manner.

The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid assets in an aggregate NAV at least equal to the accrued excess, if any, on each business day. If the Fund enters into an interest rate swap on other than a net basis, the Fund will segregate liquid assets in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Fund's investment adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent interest rate swaps, caps or floors are determined by the investment adviser to be illiquid, they will be included in the Fund's limitation on investments in illiquid securities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash and/or U.S. government securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Fund's investment adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the portfolio security being hedged.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to a default on an interest rate swap is limited to the NAV of the swap together with the net amount of interest payments owed to the Fund by the defaulting party. A default on a portfolio security hedged by an interest rate swap would also expose the Fund to the risk of having to cover its net obligations under the swap with income from other portfolio securities. The Fund may purchase and sell caps and floors without limitation, subject to the segregated account requirement described above.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including CMOs, it will only do so in a manner consistent with its investment objectives, policies and limitations.

REPURCHASE AGREEMENTS

Certain of the securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the Fund's investment adviser to be illiquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


RISK FACTORS


In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes. In addition, the price of a debt obligation is affected by the credit quality of the issuer. Investment grade debt obligations include medium and high grade securities. Debt obligations rated in the lowest investment grade category may have speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of the issuer.

The market value of debt obligations, and therefore the Fund's NAV, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Fund's investment adviser. The Fund's investment adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's NAV.

Corporate issuers have introduced several variations in the way principal and interest payments are made. Certain corporate obligations may enable the corporate issuer to defer interest payments for a specified period of time. These types of corporate debt securities may be affected to a greater extent by changes in interest rates. Other corporate obligations have mandatory put and call provisions, which generally shorten an obligation's effective maturity.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date, and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities. For purposes of calculating its dollar-weighted average portfolio duration, the Fund will treat variable and floating rate instruments as having a remaining duration commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings;
   * with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of one issuer (except U.S. government obligations), or purchase more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitation however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the investment adviser to be illiquid, and certain restricted securities not determined by the Trustees to be liquid.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

   ADVISORY FEES

   The Fund's Adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. Under the investment advisory contract, the Adviser may voluntarily reimburse some of the operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement of expenses at any time in its sole discretion.

   ADVISER'S BACKGROUND

   Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

   Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

   Joseph M. Balestrino has been the Fund's portfolio manager since January 1994. Mr. Balestrino joined Federated Investors, Inc. or its predecessor in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

   John T. Gentry has been the Fund's portfolio manager since August 1997. Mr. Gentry joined Federated Investors, Inc. or its predecessor in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's adviser since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

   Susan M. Nason has been the Fund's portfolio manager since the Fund's inception in December 1993. Ms. Nason joined Federated Investors, Inc. or its precedessor in 1987 and has been a Senior Vice President of the Fund's investment adviser since April 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A., concentrating in Finance from Carnegie Mellon University.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS

 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily NAV of Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

NET ASSET VALUE

The Fund's NAV per share fluctuates. The NAV for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The NAV for Institutional Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by mail.

To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Intermediate Income Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Intermediate Income Fund--Institutional Shares to: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any financial intermediary's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their NAV next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The NAV is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGE PRIVILEGE

Shares in certain Federated funds which are advised by subsidiaries or affiliates of Federated Investors, Inc. may be exchanged for Shares of the Fund at NAV (plus a sales charge, if applicable). The exchange is subject to any initial or subsequent investment amounts of the fund being acquired. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the fund or class thereof into which an exchange is to be effected. A shareholder may obtain further information on the exchange privilege by calling Federated Securities Corp. or the shareholder's financial institution.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining NAV. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted upon instruction of the transfer agent into federal funds. Dividends are automatically reinvested on payment dates in additional Shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their NAV next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its NAV. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Fund shall determine it is necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Share class designation the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the FDIC; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's NAV.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the Trust for vote. All shares of each portfolio in the Trust have equal voting rights, except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all portfolios entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Total return and yield will be calculated separately for Shares and Institutional Service Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service
Shares.

Institutional Service Shares are sold primarily to banks and other institutions that hold assets in an agency capacity. Institutional Service Shares are sold at NAV and are subject to a minimum initial investment of $25,000. Institutional Service Shares are distributed pursuant to a 12b-1 Plan adopted by the Trust.

Shares and Institutional Service Shares are subject to certain of the same expenses. Expense differences, however, between Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400 or contact their financial institution.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                                       YEAR ENDED APRIL 30,
                                                               1998   1997    1996   1995  1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.79  $ 9.76 $ 9.55 $ 9.53  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                        0.61    0.61   0.63   0.64    0.22
   Net realized and unrealized gain (loss) on investments       0.38    0.04   0.21   0.02   (0.47)
   Total from investment operations                             0.99    0.65   0.84   0.66   (0.25)
 LESS DISTRIBUTIONS
   Distributions from net investment income                    (0.61)  (0.61) (0.63) (0.64)  (0.22)
   Distributions from net realized gain on investments            --   (0.01)     --     --      --
   Total distributions                                         (0.61)  (0.62) (0.63) (0.64)  (0.22)
 NET ASSET VALUE, END OF PERIOD                               $10.17  $ 9.79 $ 9.76 $ 9.55  $ 9.53
 TOTAL RETURN(B)                                               10.31%   6.73%  8.86%  7.27%  (2.57%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                     0.80%   0.80%  0.80%  0.72%   0.25%*
   Net investment income                                        6.03%   6.21%  6.31%  6.85%   6.12%*
   Expense waiver/reimbursement(c)                              0.47%   0.57%  0.85%  1.22%   1.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                    $4,522    $790   $508   $276    $225
   Portfolio turnover                                             44%     55%    66%    88%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

[Graphic]
Federated Investors

Federated Intermediate Income Fund
(A Portfolio of Federated Income Securities Trust)
Institutional Shares

PROSPECTUS
AUGUST 31, 1998

A Diversified Portfolio of Federated Income Securities Trust, an Open-End, Management Investment Company

FEDERATED INTERMEDIATE
INCOME FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

[Graphic]

Cusip 31420C407
3090804A-IS (8/98)

[Graphic]




Federated Intermediate Income Fund

(A Portfolio of Federated Income Securities Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Federated Intermediate Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is an investment portfolio in Federated Income Securities Trust (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to provide current income.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Fund. Keep this prospectus for
future reference.     The Fund has also filed a Statement of Additional
Information for Institutional Shares and Institutional Service Shares dated August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received it electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web
site (http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
August 31, 1998      TABLE OF CONTENTS

 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Service Shares  2
 General Information                                 3
 Year 2000 Statement                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3

 Risk Factors                                       11

 Weighted Average Portfolio Duration                12
 Investment Limitations                             12
 Trust Information                                  12
 Management of the Trust                            12
 Distribution of Institutional Service Shares       13
 Administration of the Fund                         14
 Administrative Services                            14
 Net Asset Value                                    14
 Investing in Institutional Service Shares          14
 Share Purchases                                    14
 Minimum Investment Required                        14
 What Shares Cost                                   15
 Exchange Privilege                                 15
 Account Activity                                   15
 Dividends                                          15
 Capital Gains                                      15
 Redeeming Institutional Service Shares             15
 Telephone Redemption                               15
 Redeeming Shares by Mail                           15
 Accounts with Low Balances                         16
 Shareholder Information                            16
 Voting Rights                                      16
 Tax Information                                    16
 Federal Income Tax                                 16
 State and Local Taxes                              17
 Performance Information                            17
 Other Classes of Shares                            17
 Financial Highlights--Institutional Shares         18

SUMMARY OF FUND EXPENSES

 INSTITUTIONAL SERVICE SHARES
 SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering
price)                                                                         None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
of offering price)                                                             None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, if applicable)                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
Exchange Fee                                                                   None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                               0.28%
12b-1 Fee (after waiver)(2)                                                    0.16%
Total Other Expenses                                                           0.36%
  Shareholder Services Fee (after waiver)(3)                           0.09%
Total Operating Expenses(4)                                                    0.80%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 1.27% absent the voluntary waivers of portions of the management fee, 12b-1 fee, and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "Investing in Institutional Service Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                $ 8
3 Years                                               $26
5 Years                                               $44
10 Years                                              $99

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                                       YEAR ENDED APRIL 30,
                                                               1998    1997    1996   1995  1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.79  $ 9.76 $ 9.55 $ 9.53  $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                        0.61    0.61   0.63   0.64    0.22
   Net realized and unrealized gain (loss) on investments       0.38    0.04   0.21   0.02   (0.47)
   Total from investment operations                             0.99    0.65   0.84   0.66   (0.25)
 LESS DISTRIBUTIONS
   Distributions from net investment income                    (0.61)  (0.61) (0.63) (0.64)  (0.22)
   Distributions from net realized gain on investments            --   (0.01)     --     --      --
   Total distributions                                         (0.61)  (0.62) (0.63) (0.64)  (0.22)
 NET ASSET VALUE, END OF PERIOD                               $10.17  $ 9.79 $ 9.76 $ 9.55  $ 9.53
 TOTAL RETURN(B)                                               10.31%   6.73%  8.86%  7.27%  (2.57%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                     0.80%   0.80%  0.80%  0.72%   0.25%*
   Net investment income                                        6.03%   6.21%  6.31%  6.85%   6.12%*
   Expense waiver/reimbursement(c)                              0.47%   0.57%  0.85%  1.22%   1.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                    $4,522    $790   $508   $276    $225
   Portfolio turnover                                             44%     55%    66%    88%      0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.


GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of Federated Intermediate Income Fund:
Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund.

Institutional Service Shares ("Shares") are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of U.S. government, corporate and asset-backed securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value ("NAV") without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service provider's (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. This investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a diversified portfolio of investment grade securities, which are securities rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (for example, rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A, or BBB by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Rating Service ("Duff & Phelps") or if unrated, of comparable quality as determined by the Fund's adviser. If a security is subsequently downgraded, the adviser will determine whether it continues to be an acceptable investment; if not, the security will be sold. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. Under normal market conditions, the dollar-weighted average portfolio maturity of the Fund will be between three and ten years, and the Fund's average-weighted duration will be between three and seven years.

Unless indicated otherwise, the investment policies may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in a professionally managed, diversified portfolio consisting of U.S. government obligations, corporate obligations, and asset-backed securities. The Fund may also invest in derivative instruments of such securities, including instruments with demand features or credit enhancement, as well as money market instruments.

The securities in which the Fund invests include:

   * obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies and instrumentalities including bills, notes, bonds, and discount notes of the U.S. Treasury and of U.S. government agencies or instrumentalities;
   * domestic and foreign issues of corporate and soverign obligations (including Eurobonds, Medium Term Notes and Deposit Notes) having floating or fixed rates of interest;
   * asset-backed securities, including mortgage-related securities; * commercial paper (including Europaper and Canadian Commercial Paper
     ("CCP"));
   * municipal securities;
   * foreign currency transactions (including spot, futures, options and swaps);
   * convertible securities;
   * preferred securities (such as trust preferred capital securities and step up perpetual subordinated securities);
   * surplus notes (or surplus debentures or certificates of contribution); * time and savings deposits and deposit notes and bankers acceptances
     (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks or who have at least $100,000,000 in capital; and
   * repurchase agreements collateralized by eligible investments.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury Bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

CORPORATE OBLIGATIONS

The Fund invests in corporate obligations, including corporate bonds, notes, and debentures, which may have floating or fixed rates of interest. Certain of the corporate obligations in which the fund invests may involve both debt and equity characteristics including, but not limited to convertible securities, preferred securities (such as trust preferred or capital securities and step up subordinated securities), and surplus notes.

FLOATING RATE CORPORATE OBLIGATIONS

The Fund may invest in floating rate corporate obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury Bill rate, the 180-day Treasury Bill rate, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Some of the floating rate corporate obligations in which the Fund may invest include floating rate corporate securities issued by savings associations and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from recognized rating agencies. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a predetermined index, such as the 180-day Treasury Bill rate. Floating rate corporate obligations also include securities issued to fund commercial real estate construction.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE CORPORATE OBLIGATIONS

The Fund may also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

   VARIABLE RATE DEMAND NOTES

   Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

   CREDIT FACILITIES

   Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. All asset-backed securities are subject to similar prepayment risks, although they may be more or less sensitive to certain factors. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original asset-backed security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid asset-backed securities were purchased at a market premium over their stated amount. Conversely, the prepayment of asset-backed securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement provided to such securities.

   MORTGAGE-RELATED ASSET-BACKED SECURITIES

   The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Mortgage securities are: (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency of instrumentality of the U.S. government.

   The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

   ADJUSTABLE RATE MORTGAGE SECURITIES

   ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. Typically, the ARMS in which the Fund may invest are issued by GNMA, FNMA, and FHLMC and are actively traded. ARMS may be collateralized by whole loans or private pass-through securities. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

   Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and/or interest and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed-income securities.

   Like other fixed-income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

   While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

   COLLATERALIZED MORTGAGE OBLIGATIONS

   CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but may be collateralized by whole loans or private pass-through securities.

   The CMOs in which the Fund may invest may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

   REAL ESTATE MORTGAGE INVESTMENT CONDUITS

   REMICs in which the Fund may invest are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

   RESETS OF INTEREST

   The interest rates paid on some of the ARMS, CMOs, and REMICs in which the Fund may invest will be readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to have somewhat less volatile interest rates.

   To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than ARMS that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event that the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average portfolio maturity and duration.

   CAPS AND FLOORS

   The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

   NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

   The Fund may invest in non-mortgage related asset-backed securities, including interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are structured similarly to CMOs and mortgage pass-through securities, which are described above. Also, these securities may be issued either by non-governmental entities and carry no direct or indirect governmental guarantees, or by governmental entities (i.e., Small Business Administration) and carry varying degrees of governmental support.

   Non-mortgage related asset-backed securities have structural characteristics similar to mortgage-related asset-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

   Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Although non-mortgage related asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-related asset-backed securities, certain of the factors that affect the rate of prepayments on mortgage-related asset-backed securities also affect the rate of prepayments on non-mortgage related asset-backed securities.

   Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage-related asset-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain the possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and
Eurodollar Time Deposits ("ETDs").

FOREIGN SECURITIES

ECDs, ETDs, Yankee CDs, CCP, Eurobonds and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and record keeping and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments) on a notional principal amount. The principal amount of an interest rate swap is notional in that it only provides the basis for determining the amount of interest payments under the swap agreement, and does not represent an actual loan. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR on $10 million principal amount in exchange for the right to receive the equivalent of a fixed rate of interest on $10 million principal amount. Neither party to the swap would actually advance $10 million to the other.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of the amount of excess interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of the amount of the interest shortfall on a notional principal amount from the party selling the interest rate floor.

The Fund expects to enter into interest rate transactions primarily to hedge against changes in the price of other portfolio securities. For example, the Fund may hedge against changes in the market value of a fixed rate note by entering into a concurrent swap that requires the Fund to pay the same or a lower fixed rate of interest on a notional principal amount equal to the principal amount of the note in exchange for a variable rate of interest based on a market index. Interest accrued on the hedged note would then equal or exceed the Fund's obligations under the swap, while changes in the market value of the swap would largely offset any changes in the market value of the note. The Fund may also enter into swaps and caps to preserve or enhance a return or spread on a portfolio security. The Fund does not intend to use these transactions in a speculative manner.

The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid assets in an aggregate NAV at least equal to the accrued excess, if any, on each business day. If the Fund enters into an interest rate swap on other than a net basis, the Fund will segregate liquid assets in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Fund's investment adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent interest rate swaps, caps or floors are determined by the investment adviser to be illiquid, they will be included in the Fund's limitation on investments in illiquid securities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash and/or U.S. government securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Fund's investment adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the portfolio security being hedged.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to a default on an interest rate swap is limited to the NAV of the swap together with the net amount of interest payments owed to the Fund by the defaulting party. A default on a portfolio security hedged by an interest rate swap would also expose the Fund to the risk of having to cover its net obligations under the swap with income from other portfolio securities. The Fund may purchase and sell caps and floors without limitation, subject to the segregated account requirement described above.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stocks and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including CMOs, it will only do so in a manner consistent with its investment objectives, policies and limitations.

REPURCHASE AGREEMENTS

Certain of the securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the Fund's investment adviser to be illiquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


RISK FACTORS


In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes. In addition, the price of a debt obligation is affected by the credit quality of the issuer. Investment grade debt obligations include medium and high grade securities. Debt obligations rated in the lowest investment grade category may have speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of the issuer.

The market value of debt obligations, and therefore the Fund's NAV, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Fund's investment adviser. The Fund's investment adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's NAV.

Corporate issuers have introduced several variations in the way principal and interest payments are made. Certain corporate obligations may enable the corporate issuer to defer interest payments for a specified period of time. These types of corporate debt securities may be affected to a greater extent by changes in interest rates. Other corporate obligations have mandatory put and call provisions, which generally shorten an obligation's effective maturity.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date, and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities. For purposes of calculating its dollar-weighted average portfolio duration, the Fund will treat variable and floating rate instruments as having a remaining duration commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings;
   * with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of one issuer (except U.S. government obligations), or purchase more than 10% of the outstanding voting securities of any one issuer.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the investment adviser to be illiquid, and certain restricted securities not determined by the Trustees to be liquid.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

   ADVISORY FEES

   The Fund's Adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. Under the investment advisory contract, the Adviser may voluntarily reimburse some of the operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement of expenses at any time in its sole discretion.

   ADVISER'S BACKGROUND

   Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

   Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

   Joseph M. Balestrino has been the Fund's portfolio manager since January 1994. Mr. Balestrino joined Federated Investors, Inc. or its predecessor in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

   John T. Gentry has been the Fund's portfolio manager since August 1997. Mr. Gentry joined Federated Investors, Inc. or its predecessor in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's adviser since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

   Susan M. Nason has been the Fund's portfolio manager since the Fund's inception in December 1993. Ms. Nason joined Federated Investors, Inc. or its predecessor in 1987 and has been a Senior Vice President of the Fund's investment adviser since April, 1997. Ms. Nason served as a Vice President of the investment adviser from 1993 to 1997, and as an Assistant Vice President from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A., concentrating in Finance from Carnegie Mellon University.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, (the "Plan"), the distributor may be paid a fee by the Fund in an amount, computed at an annual rate of 0.25% of the average daily NAV of Shares. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor expect as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily NAV of Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS

 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund's NAV per Share fluctuates. The NAV for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The NAV for Institutional Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SERVICE SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by mail.

To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated Intermediate Income Fund--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Intermediate Income Fund--Institutional Service Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000 plus any financial intermediary's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their NAV next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The NAV is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGE PRIVILEGE

Shares in certain Federated funds which are advised by subsidiaries or affiliates of Federated Investors, Inc. may be exchanged for Shares of the Fund at NAV (plus a sales charge, if applicable). The exchange is subject to any minimum initial or subsequent investment amounts of the fund being acquired. Prior to any exchange, the shareholder must receive a copy of the current prospectus of the fund or class thereof into which an exchange is to be effected. A shareholder may obtain further information on the exchange privilege by calling Federated Securities Corp. or the shareholder's financial institution.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining NAV. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted upon instruction of the transfer agent into federal funds. Dividends are automatically reinvested on payment dates in additional Shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SERVICE SHARES

The Fund redeems Shares at their NAV next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its NAV. Redemption requests must be received in proper form and can be made by telephone request or by written request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Fund shall determine it is necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and Share class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures on written redemption requests guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the FDIC; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's NAV.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the Trust for vote. All shares of each portfolio in the Trust have equal voting rights, except that, in matters affecting only a particular fund or class, only shares of that particular fund or class are entitled to vote.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all portfolios entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may also be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if he holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Shares are sold without any sales charge or other similar non-recurring charges other than a Rule 12b-1 fee.

Total return and yield will be calculated separately for Shares and Institutional Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares.

Institutional Shares are sold to banks and other institutions that hold assets as principals or in a fiduciary capacity for individuals, trusts, estates or partnerships and are subject to a minimum initial investment of $25,000. Institutional Shares are sold at NAV and are distributed without a Rule 12b-1 Plan.

Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400 or contact their financial institution.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.


                                                                     YEAR ENDED APRIL 30,
                                                            1998     1997    1996    1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $ 9.79   $ 9.77  $ 9.55   $ 9.53   $10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.63     0.63    0.66     0.66     0.23
   Net realized and unrealized gain (loss) on investments     0.38     0.03    0.22     0.02    (0.47)
   Total from investment operations                           1.01     0.66    0.88     0.68    (0.24)
 LESS DISTRIBUTIONS
   Distributions from net investment income                  (0.63)   (0.63)  (0.66)   (0.66)   (0.23)
   Distributions from net realized gain on investments          --    (0.01)      --      --      --
   Total distributions                                       (0.63)   (0.64)  (0.66)   (0.66)   (0.23)
 NET ASSET VALUE, END OF PERIOD                             $10.17   $ 9.79  $ 9.77   $ 9.55   $ 9.53
 TOTAL RETURN(B)                                             10.58%    7.00%   9.13%    7.53%   (2.48%)
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                   0.55%    0.55%   0.55%    0.48%    0.00%*
   Net investment income                                      6.30%    6.48%   6.52%    7.12%    6.36%*
   Expense waiver/reimbursement(c)                            0.47%    0.57%   0.85%    1.22%    1.40%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                $176,712 $121,307 $87,493  $32,508  $17,702
   Portfolio turnover                                          44%       55%     66%      88%       0%

* Computed on an annualized basis.

(a) Reflects operations for the period from December 15, 1993 (date of initial public investment) to April 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.


[Graphic]
Federated Investors

Federated Intermediate Income Fund
(A Portfolio of Federated Income
Securities Trust)
Institutional Service Shares

PROSPECTUS
AUGUST 31, 1998

A Diversified Portfolio of Federated Income
Securities Trust, an Open-End,
Management Investment Company

FEDERATED INTERMEDIATE
INCOME FUND
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 31420C506
3090804A-SS (8/98)

[Graphic]







FEDERATED INTERMEDIATE INCOME FUND

(A PORTFOLIO OF FEDERATED INCOME SECURITIES TRUST)

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of Federated Intermediate Income Fund (the "Fund"), a portfolio of Federated Income Securities Trust (the "Trust") dated August 31, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling
1-800-341-7400.      FEDERATED INTERMEDIATE INCOME FUND

FEDERATED INVESTORS FUNDS

5800 CORPORATE DRIVE

PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated August 31, 1998

[Graphic]

Cusip 31420C407
Cusip 31420C506

3090804B (8/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND 1 INVESTMENT OBJECTIVE AND POLICIES 1 Collateralized Mortgage Obligations 1 Convertible Securities 1 Surplus Notes 2 Trust Preferred or Capital Securities 2 Step Up Perpetual Subordinated Securities 2 Medium Term Notes and Deposit Notes 2 Average Life 2 Weighted Average Portfolio Maturity 2 Weighted Average Portfolio Duration 3 When-Issued and Delayed Delivery Transactions 3 Foreign Currency Transactions 3 Lending of Portfolio Securities 5 Restricted and Illiquid Securities 5 Repurchase Agreements 5 Investing in Securities of Other Investment Companies 5 Portfolio Turnover 6 Reverse Repurchase Agreements 6 Investment Limitations 6 FEDERATED INCOME SECURITIES TRUST MANAGEMENT 8 Fund Ownership 11 Trustee Compensation 12 Trustee Liability 12 INVESTMENT ADVISORY SERVICES 13 Adviser to the Fund 13 BROKERAGE TRANSACTIONS 13 OTHER SERVICES 13 Fund Administration 13 Custodian and Portfolio Accountant 13 Transfer Agent 14 Independent Auditors 14
Purchasing Shares                                     14
Distribution Plan (Institutional Service Shares only)
  and Shareholder Services                            14
Exchanging Securities for Fund Shares                 14
DETERMINING NET ASSET VALUE                           15
 Determining Value of Securities                      15
REDEEMING SHARES                                      15
 Redemption in Kind                                   15
TAX STATUS                                            15
 The Fund's Tax Status                                15
 Shareholders' Tax Status                             15
TOTAL RETURN                                          16
YIELD                                                 16
PERFORMANCE COMPARISONS                               16
 Economic and Market Information                      17
ABOUT FEDERATED INVESTORS, INC.                       17
 Mutual Fund Market                                   18
 Institutional Clients                                18
 Bank Marketing                                       18
 Broker/Dealers and Bank Broker/Dealer Subsidiaries   18
FINANCIAL STATEMENTS                                  18
APPENDIX                                              19

GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Income Securities Trust, which was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. On December 31, 1991, the shareholders voted to permit the Trust to offer one or more separate series and classes of shares. On February 26, 1996, the Board of Trustees ("Trustees") approved changing the name of Intermediate Income Fund to Federated Intermediate Income Fund. Shares of the Fund are offered in two classes: Institutional Shares and Institutional Service Shares. This Statement of Additional Information relates to the Institutional Shares and Institutional Service Shares (individually and collectively referred to as the "Shares") of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income. The investment objective may not be changed without the prior approval of the Fund's shareholders. The policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Fund may invest use the same basic structure.

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final tranche (Z bond) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security tranche (or B bond). This process continues until all of the tranches have been completely retired.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common up to the first call price. They are effectively capped at that point unless the common rises above a second price point, at which time they participate with unlimited upside potential.

SURPLUS NOTES

Surplus notes, or surplus debentures or certificates of contribution, are subordinated debt instruments issued by mutual and stock insurance companies. Mutual insurance companies are owned by their policyholders and cannot raise equity capital by issuing shares of common or preferred stock and thus, generally issue surplus notes to raise capital. Stock insurance companies primarily issue surplus notes in the context of transactions with affiliates. Though technically debt, surplus notes are treated by insurers as equity capital, or "surplus," for regulatory reporting purposes. Insurance regulators maintain control over the insurer's ability to repay principal and interest as it comes due and have the right to approve or disapprove each payment. Surplus notes typically are subordinated to any other debt. Surplus notes are subject to certain investment risks including the financial stability of the issuer, subordination to all other claims, and regulatory risk as a result of required approval of principal and interest payments from insurance regulators prior to making any payments. The financial stability of the issuer may be subject to catastrophic losses or obligations to policy holders which may lead to issuer default.

TRUST PREFERRED OR CAPITAL SECURITIES

Trust preferred or capital securities are junior subordinated securities with generally a 30-50 year final maturity and a 5-10 year call protection. Dividend payments generally can be deferred by the issuer for up to 5 years. These securities generally are unsecured and subordinated to all senior indebtedness. Trust preferred or capital securities are subject to certain investment risks. Because these securities are unsecured and subordinated to all senior securities, principal and interest payments are subject to a greater risk of issuer default than senior debt securities.

STEP UP PERPETUAL SUBORDINATED SECURITIES

Step up perpetual subordinated securities ("step ups") generally are structured as perpetual preferred securities (with no stated maturity) with a 10-year call option. If the issue is not called, however, the coupon increases or "steps up," generally 150 to 250 basis points depending on the issue and its country of jurisdiction. The step up interest rate acts as a punitive rate which would typically compel the issuer to call the security. Thus, these securities generally are priced as 10-year securities. The principal risks inherent in investments in step up notes include credit, liquidity, and financial risks. Credit risk arises from the possibility that the issuer may default on its obligations. Liquidity risk arises in connection with the issuer's need to repay liabilities as they mature and to raise funds at appropriate maturities as part of the issuer's financing, trading, and investment activities. Financial risk is the risk to which the issuer's future earnings and financial position are exposed as a result of potential changes in the issuer's financial condition.

MEDIUM TERM NOTES AND DEPOSIT NOTES

Medium term notes ("MTNs") and Deposit Notes are similar to corporate debt obligations as described in the respective prospectuses. MTNs and Deposit Notes trade like commercial paper, but may have maturities from nine months to ten years and are rated like corporate debt obligations.

AVERAGE LIFE

Average life, as applicable to asset-backed securities, is computed by multiplying each principal repayment by the time of payment (months or years from the evaluation date), summing these products, and dividing the sum by the total amount of principal repaid. The weighted-average life is calculated by multiplying the maturity of each security in a given pool by its remaining balance, summing the products, and dividing the result by the total remaining balance.

WEIGHTED AVERAGE PORTFOLIO MATURITY

The Fund will determine its dollar-weighted present average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity of each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, the Fund will treat (a) asset-backed securities as having a maturity equal to their estimated weighted-average maturity and (b) variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate. The average maturity of asset-backed securities will be calculated based upon assumptions established by the investment adviser as to the probable amount of principal prepayments weighted by the period until such prepayments are expected to be removed.

Fixed rate securities hedged with interest rate swaps or caps will be treated as floating or variable rate securities based upon the interest rate index of the swap or cap; floating and variable rate securities hedged with interest rate swaps or floors will be treated as having a maturity equal to the term of the swap or floor. In the event that the Fund holds an interest rate swap, cap or floor that is not hedging another portfolio security, the swap, cap or floor will be treated as having a maturity equal to its term and a weight equal to its notional principal amount for such term.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities. For purposes of calculating its dollar-weighted average portfolio duration, the Fund will treat variable and floating rate instruments as having a remaining duration commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.

Duration is calculated by dividing the sum of the time-weighted present values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows.

The duration of interest rate agreements, such as interest rate swaps, caps and floors, is calculated in the same manner as other securities. However, certain interest rate agreements have negative durations, which the Fund may use to reduce its weighted average portfolio duration.

Mathematically, duration is measured as follows:

Duration = PVCF1(1) + PVCF2(2) + PVCF3(3) + ............... + PVCFn(n)
           PVTCF      PVTCF      PVCTF                        PVCTF
where

PVCFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity

t = the period when the cash flow is received

n = remaining number of periods until maturity

PVTCF = total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity

Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments. Duration calculated in this manner, commonly referred to as "effective duration," allows for changing prepayment rates as interest rates change and expected future cash flows are affected. The calculation of effective duration will depend upon the investment adviser's assumed prepayment rate.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

FOREIGN CURRENCY TRANSACTIONS

When the Fund invests in foreign securities, such securities may be denominated in foreign currency, and the Fund may temporarily hold funds in foreign currencies. Thus, the value of the Fund's shares can be affected by changes in currency exchange rates. The value of the Fund's investments denominated in foreign currencies and any cash it holds in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political factors. Changes in the foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Accordingly, the Fund's ability to achieve its investment objective will depend, to a certain extent, on favorable exchange rates.

Subject to certain percentage limitations, the Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The Fund may engage in "position hedging" to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency or securities which the Fund intends to buy, when the Fund holds cash reserves and short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on domestic and foreign exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. Over-the-counter transactions are less liquid than exchange-traded transactions, and are subject to the Fund's 15% limitation on illiquid investments. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Fund's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Hedging transactions involve costs and may result in losses. Unlike entering directly into a foreign currency futures contract or directly purchasing foreign currencies, which require the purchaser to buy the security on a set date at a specified price, the purchase of a put option entitles, but does not obligate, its purchaser to decide, on or before a future date, whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related foreign currency futures contract will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into the futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the foreign currency futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

When the Fund writes a call option on foreign currency, it is undertaking the obligation of assuming a short position (i.e., selling a foreign currency) at the fixed strike price at any time during the life of the option if the option is exercised. As currency exchange rates fall, the Fund's obligation under a call option on foreign currencies costs less to fulfill, causing the value of the Fund's call option position to increase.

In other words, as the exchange rate goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset some or all of the drop in value of the Fund's portfolio securities.

Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset some or all of the decrease in value of the hedged currencies.

The Fund will not maintain open positions in foreign currency futures contracts it has sold or call options it has written on foreign currencies if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

RISKS

When the Fund invests in foreign currency futures contracts and foreign currency forward contracts, and options thereon as hedging devices, there is a risk that the prices of the securities subject to the futures contract, forward contract, or option thereon may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract, forward contract, and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rate or currency exchange rate movements. In these events, the Fund may lose money on the futures contract, forward contract or option. With respect to futures contracts, the Fund may be unable to anticipate the extent of its losses.

It is not certain that a secondary market for positions in futures contracts, forward contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into such transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract, forward contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PORTFOLIO TURNOVER

While the Fund does not intend to engage in substantial short-term trading, from time to time it may sell portfolio securities for investment reasons without considering how long they have been held. For example, the Fund would do this:

   * take advantage of short-term differentials in yields or market values; * take advantage of new investment opportunities; * respond to changes in the creditworthiness of an issuer; or * try to preserve gains or limit losses.

Any such trading would increase the Fund's portfolio turnover and its transaction costs. The Fund will not attempt to set or meet any arbitrary portfolio turnover rate since turnover is incidental to transactions considered necessary to achieve the Fund's investment objective. For the fiscal years ended April 30, 1998, and 1997, the portfolio turnover rates were 44% and 55%, respectively.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving futures contracts and related options.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Also, the Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry except that the Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable time deposits and certain restricted securities not determined to be liquid under criteria established by the Trustees.

WRITING COVERED CALL OPTIONS

The Fund will not write call options on securities unless the underlying securities are held in a Fund's portfolio, or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not write call options in excess of 25% of the value of its net assets.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Fund will not purchase securities of a company for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

The Fund has not borrowed money or invested in reverse repurchase agreements during the last fiscal year and has no present intent to do so in the coming fiscal year.

FEDERATED INCOME SECURITIES TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Income Securities Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Director or Trustee of the Funds; Formerly, Partner, Andersen Worldwide SC.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of
America.     Edward L. Flaherty, Jr., Esq.@ Miller, Ament, Henny & Kochuba 205
Ross Street Pittsburgh, PA      Birthdate: June 18, 1924

Trustee

Director or Trustee of the Funds; Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Director or Trustee of the Funds; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Director or Trustee of the Funds; President, World Society for Ekistics, Athens;Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Director or Trustee of the Funds; Public Relations/Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F.
Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund's outstanding shares.

As of August 7, 1998, the following shareholders of record owned 5% or more of the Institutional Shares of the Fund: Parcol & Co. c/o SEI Trust Company, Oaks, Pennsylvania, owned approximately 2,027,773 shares (11.66%); Stockyards Bank & Trust, Louisville, Kentucky, owned approximately 1,146,693 shares (6.59%); Keystone Financial Inc., Altoona, Pennsylvania, owned approximately 1,104,335 shares (6.35%); and Pitco c/o Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,099,551 shares (6.32%).

As of August 7, 1998, the following shareholders of record owned 5% or more of the Institutional Service Shares of the Fund: FNB Nominee Co./First Commonwealth Trust Co., Indiana, Pennsylvania, owned approximately 88,528 shares (13.65%); Auto/Truck Dealers Association, Milwaukee, Wisconsin, owned approximately 62,131 shares (9.58%); UMBSC & Co. F/B/O Scott Specialties P/S Plan, Kansas City, Missouri, owned approximately 46,133 shares (7.11%); Merchants National Bank as Trustee for the 401K Plan of Merchants Bank Thrift Plan, Aurora, Illinois, owned approximately 42,581 shares (6.56%); UMBSC & Co. F/B/O Mankato Clinic P/S Plan, Kansas City, Missouri, owned approximately 39,035 shares (6.02%); and UMBSC & Co. F/B/O Clarkson Construction Co. 340484021, owned approximately 34,294 shares (5.29%).

TRUSTEE COMPENSATION

                                 AGGREGATE
NAME,                           COMPENSATION
POSITION WITH                       FROM            TOTAL COMPENSATION PAID
TRUST                              TRUST*#          FROM FUND COMPLEX+

  John F. Donahue,                   $0             $0 for the Trust and
  Chairman and Trustee                              56 other investment
                                                    companies in the Fund
                                                    Complex

  Thomas G. Bigley,                  $605.25        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  John T. Conroy, Jr.,               $665.87        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Nicholas P. Constantakis,++        $158.50        $0 for the Trust and
  Trustee                                           36 other investment
                                                    companies in the Fund
                                                    Complex

  William J. Copeland,               $665.87        $122,362 for the Trust and
   Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  James E. Dowd, Esq.,               $665.87        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Lawrence D. Ellis, M.D.,           $605.25        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Edward L. Flaherty, Jr., Esq.,     $665.87        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Peter E. Madden,                   $605.25        $111,222 for Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  John E. Murray, Jr., J.D., S.J.D., $605.25        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Wesley W. Posvar,                  $605.25        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Marjorie P. Smuts,                 $605.25        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

* Information is furnished for the fiscal year ended April 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of two portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, his wife, and his son, J. Christopher Donahue. The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in each prospectus. For the fiscal years ended April 30, 1998, 1997, and 1996, the Fund's Adviser earned $736,045, $539,952, and $283,938, respectively, of which $319,611, $344,689, and $283,938, was waived, respectively, because of undertakings to limit the Fund's expenses. In addition, the Adviser reimbursed other operating expenses of $0, $0, and $55,252, respectively, for the same periods.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research commissions provided. During the fiscal years ended April 30, 1998, 1997, and 1996, no brokerage commissions were paid by the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in each prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's Administrator. For purposes of this Statement of Additional information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended April 30, 1998, 1997, and 1996, the Administrators earned $155,001, $155,001, and $155,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company ("State Street Bank"), Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Ernst and Young LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares are sold at their net asset value ("NAV") without a sales charge on days on which the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in the respective prospectuses under "Investing in Institutional Shares" and "Investing in Institutional Service Shares."

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY) AND SHAREHOLDER
SERVICES

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan (Institutional Service Shares only), the Trustees expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objective. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended April 30, 1998, payments in the amount of $4,643 were made pursuant to the Plan (Institutional Service Shares only), of which $1,671 was waived. In addition, for this period, the Fund's Institutional Shares and Institutional Service Shares paid shareholder services fees in the amount of $363,384 and $4,643, respectively, of which $363,384 and $2,971, respectively, were waived.

Exchanging Securities for Fund Shares

Investors may exchange certain securities or a combination of securities and cash for Shares. The securities and any cash must have a market value of at least $25,000. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividend, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities. Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.

DETERMINING NET ASSET VALUE

NAV generally changes each day. The days on which the NAV is calculated by the Fund are described in the respective prospectuses.

DETERMINING VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * according to prices provided by independent pricing services, which may be determined without exclusive reliance on quoted prices from dealers but which use market prices when most representative, and which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data employed in determining valuations for such securities; or
   * for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Trustees determine that particular circumstances of the security indicate otherwise.

REDEEMING SHARES

The Fund redeems Shares at the next computed NAV after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Institutional Shares" and "Redeeming Institutional Service Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class NAV during any 90-day period.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares.

No portion of any income dividend paid by the Fund is expected to be eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Fixed income securities offering the current income sought by the Fund are often purchased at a discount from par value. Because the total yield on such securities when held to maturity and retired may include an element of capital gain, the Fund may achieve capital gains. However, the Fund will not hold securities to maturity for the purpose of realizing capital gains unless current yields on those securities remain attractive.

Capital gains or losses may also be realized on the sale of securities. Sales would generally be made because of:

   * the availability of higher relative yields; * differentials in market values; * new investment opportunities; * changes in creditworthiness of an issuer; or * an attempt to preserve gains or limit losses.

Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

TOTAL RETURN

The Fund's average annual total returns for the one-year period ended April 30, 1998, and for the period from December 15, 1993 (date of initial public offering) to April 30, 1998, were 10.58% and 7.19%, respectively, for Institutional Shares, and 10.31% and 6.93%, respectively, for Institutional Service Shares.

The average annual total return for Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The Fund's yield for the thirty-day period ended April 30, 1998 was 6.20% and 5.95% for Institutional Shares and Institutional Service Shares, respectively. The yield for both classes of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the SEC) earned by either class of Shares over a thirty-day period by the maximum offering price per Share of either class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The performance of both classes of Shares depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in the Fund's or either class of Shares' expenses; and * various other factors.

Either class of Shares' performance fluctuates on a daily basis largely because net earnings and the maximum offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "short-term investment grade debt funds" category in advertising and sales literature.
   * MERRILL LYNCH TOTAL RETURN INVESTMENT GRADE CORPORATE INDEX (SHORT-TERM 1-2.99 YEARS) is comprised of over 400 issues of investment grade corporate debt securities with remaining maturities from 1 to 2.99 years.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX is comprised of approximately 5,000 issues which include nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc. the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

Advertisements and other sales literature for both classes of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the either class of Shares based on monthly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1997, Federated Investors, Inc. managed 11 money market funds, and 16 bond funds with assets approximating $17.1 billion, and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis, is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors, Inc. equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors, Inc. domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors, Inc. international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillon, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank dealer relationships across the country-- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended April 30, 1998, are incorporated herein by reference to the Annual Report of the Fund dated April 30, 1998 (File Nos. 33-3164 and 811-4577). A copy of the Report may be obtained without charge by contacting the Fund.

* Source: Investment Company Institute.

APPENDIX

STANDARD & POOR'S ("S&P") LONG TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATINGS DEFINITIONS

F-1--(Very Strong Credit Quality) Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2--(Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Moody's Investors Service, Inc. Commercial Paper Ratings

DUFF & PHELPS RATING SERVICE (DUFF &PHELPS) LONG-TERM DEBT RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Plus (+) or minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.







Federated Short-Term Income Fund

(A Portfolio of Federated Income Securities Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Short-Term Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is an investment portfolio in Federated Income Securities Trust (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to seek to provide current income.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS NOR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED NOR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future
reference.     The Fund has also filed a Statement of Additional Information for
Institutional Shares and Institutional Service Shares dated August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at
Internet Web site (http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated August 31, 1998      TABLE OF CONTENTS
 Summary of Fund Expenses                              1
 Financial Highlights -- Institutional Shares          2
 General Information                                   3
 Year 2000 Statement                                   3
 Investment Information                                3
 Investment Objective                                  3
 Investment Policies                                   3
 Risk Factors                                         11
 Portfolio Turnover                                   11
 Investment Limitations                               12
 Trust Information                                    12
 Management of the Trust                              12
 Distribution of Institutional Shares                 13
 Administration of the Fund                           13
 Net Asset Value                                      14
 Investing in Institutional Shares                    14
 Share Purchases                                      14
 Minimum Investment Required                          14
 What Shares Cost                                     14
 Account Activity                                     15
 Dividends                                            15
 Capital Gains                                        15
 Redeeming Institutional Shares                       15
 Telephone Redemption                                 15
 Redeeming Shares by Mail                             15
 Accounts with Low Balances                           15
 Shareholder Information                              16
 Voting Rights                                        16
 Tax Information                                      16
 Federal Income Tax                                   16
 State and Local Taxes                                16
 Performance Information                              16
 Other Classes of Shares                              17
 Financial Highlights -- Institutional Service Shares 18

SUMMARY OF FUND EXPENSES

                                   INSTITUTIONAL SHARES
                             SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering               None
 price)
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of             None
 offering price)
 Contingent Deferred Sales Charge (as a percentage of original purchase price         None
 or redemption proceeds, as applicable)(1)
 Redemption Fee (as a percentage of amount redeemed, if applicable)                   None
 Exchange Fee                                                                         None

                              ANNUAL OPERATING EXPENSE
                         (As a percentage of average net assets)
                                                                                   <C
Management Fee                                                                       0.37
12b-1 Fee                                                                            None
Total Other Expenses                                                                 0.19%
Shareholder Services Fee                                                       0.00%
Total Operating Expenses                                                             0.56%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.84% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "Investing in Institutional Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, (2) redemption at the end of each time.
1 Year                                                                    $ 6
3 Years                                                                   $18
5 Years                                                                   $31
10 Years                                                                  $70

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                  YEAR ENDED APRIL 30,
                       1998      1997     1996     1995     1994     1993   1992(A)  1991    1990     1989
 NET ASSET VALUE,    $ 8.68    $ 8.68   $ 8.61   $ 8.85   $ 9.17   $ 8.98  $ 9.07  $ 9.16  $ 9.41   $ 9.56
 BEGINNING OF
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment      0.52      0.54     0.57     0.54     0.51     0.58    0.60    0.83    0.93     0.94
   income
   Net realized        0.06      0.01     0.07    (0.24)   (0.32)    0.16   (0.07)  (0.08)  (0.25)   (0.15)
   and unrealized
   gain (loss) on
   investments
   Total from          0.58      0.55     0.64     0.30     0.19     0.74    0.53    0.75    0.68     0.79
   investment
   operations
 LESS
 DISTRIBUTIONS
   Distributions      (0.52)    (0.54)   (0.57)   (0.54)   (0.51)   (0.55)  (0.60)  (0.83)  (0.93)   (0.94)
   from net
   investment income
   Distributions         --     (0.01)       --      --       --       --   (0.02)  (0.01)     --       --
   in excess of net
   investment
   income(b)
   Total              (0.52)    (0.55)   (0.57)   (0.54)   (0.51)   (0.55)  (0.62)  (0.84)  (0.93)   (0.94)
   distributions
 NET ASSET VALUE,    $ 8.74    $ 8.68   $ 8.68   $ 8.61   $ 8.85   $ 9.17  $ 8.98  $ 9.07  $ 9.16   $ 9.41
 END OF PERIOD
 TOTAL RETURN(C)       6.88%     6.53%    7.51%    3.55%    2.04%    8.39%   5.94%   8.80%   7.52%    8.69%
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses            0.56%     0.56%    0.56%    0.56%    0.56%    0.51%   0.53%   0.52%   0.52%    0.51%
   Net investment      5.96%     6.21%    6.43%    6.22%    5.55%    6.07%   6.71%   9.33%   9.95%    9.90%
   income
   Expense waiver/     0.28%     0.28%    0.29%    0.03%    0.08%    0.45%   0.98%   0.92%   0.75%    0.76%
   reimbursement(d)
 SUPPLEMENTAL DATA
   Net assets, end $197,610  $214,438 $216,675 $219,649 $353,106 $144,129 $36,047 $47,223 $65,429  $69,904
   of period (000
   omitted)
   Portfolio             49%       55%      77%      38%      44%      62%    114%     23%     34%      38%
   turnover

(a) On December 31, 1991, the shareholders approved a change in the fundamental investment policies which state that the Fund will be invested in high-grade as opposed to lower-rated debt securities, and as a result, investment income per share is lower.

(b) Distributions in excess of net investment income for the years ended April 30, 1997, 1992, and 1991, were a result of certain book and tax timing differences. These distrubutions did not represent a return of capital for federal income tax purposes for the years ended April 30, 1997, 1992, and 1991.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. On December 31, 1991, the shareholders voted to permit the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus the Board of Trustees ("Trustees") has established two classes of shares, Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund.

Institutional Shares ("Shares") are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity, or other accounts where the financial institution maintains master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors, Inc. Shares are also made available to financial intermediaries, and public and private organizations. An investment in the Fund serves as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of U.S. government, corporate asset-backed securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value ("NAV") without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to provide current income. This investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund will invest primarily in a diversified portfolio of short and medium-term high grade debt securities. The Fund may also invest in long-term high grade debt securities to the extent consistent with its policies regarding the Fund's average dollar-weighted portfolio maturity and duration. This investment policy may not be changed without the prior approval of the Fund's shareholders. Unless indicated otherwise, the other investment policies described in this prospectus may be changed by the Trustees without the approval of the Fund's shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS

The high grade debt securities in which the Fund invests include medium- and long-term instruments rated by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their three highest rating categories (e.g., AAA, AA, or A by Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch"), or Duff's & Phelps Rating Service ("Duff & Phelps"), or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's")) and short-term instruments rated by one or more NRSROs in one of their two highest categories (e.g., A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch). As a matter of non-fundamental investment policy, the Fund may also invest up to 35% of its assets in other investment grade debt securities (for example, securities rated Baa by Moody's or BBB by S&P, Fitch, or Duff & Phelps). The Fund may invest in unrated debt securities that are determined by the Fund's investment adviser to be of comparable quality to instruments having such ratings. Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable
investment. If not, the security will be sold.      Acceptable investments
currently include the following:

   * corporate debt obligations, including medium-term notes and variable rate demand notes;
   * asset-backed securities;
   * commercial paper (including Canadian Commercial Paper ("CCP") and
     Europaper);
   * certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");
   * interest rate swaps, caps, and floors;
   * medium- and short-term credit facilities, including demand notes and participations in revolving credit facilities;
   * auction rate securities (see below);
   * obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities"); and
   * other money market instruments.

The Fund invests only in instruments denominated and payable in U.S.
dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government-related, private loans, receivables or other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. All asset-backed securities are subject to similar prepayment risks, although they may be more or less sensitive to certain factors. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original asset-backed security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid asset-backed securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of asset-backed securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

MORTGAGE-RELATED ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Mortgage securities are: (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC");
(ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. Typically, the ARMS in which the Fund invests are issued by GNMA, FNMA, and FHLMC and are actively traded. ARMS may be collateralized by whole loans or private pass-through securities. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and/or interest and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed-income securities.

Like other fixed-income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC Certificates, but may be collateralized by whole loans or private pass-through securities.

The CMOs in which the Fund may invest may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government Securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Fund invests use the same basic structure.

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final tranche (Z bond) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security tranche (or B bond.) This process continues until all of the tranches have been completely retired.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

REMICs in which the Fund may invest are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

RESETS OF INTEREST

The interest rates paid on some of the ARMS, CMOs, and REMICs in which the Fund may invest will be readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to have somewhat less volatile interest rates.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than ARMS that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event that the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average portfolio maturity and duration.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval; and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund may invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

NON-MORTGAGE-RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage-related asset-backed securities, including interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are structured similarly to CMOs and mortgage pass-through securities, which are described above. Also, these securities may be issued either by non-governmental entities and carry no direct or indirect governmental guarantees, or by governmental entities (i.e., Small Business Administration) and carry varying degrees of governmental support.

Non-mortgage-related asset-backed securities have structural characteristics similar to mortgage-related asset-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in non-mortgage-related asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Although non-mortgage-related asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-related asset-backed securities, certain of the factors that affect the rate of prepayments on mortgage-related asset-backed securities also affect the rate of prepayments on non-mortgage-related asset-backed securities.

Non-mortgage-related asset-backed securities present certain risks that are not presented by mortgage-related asset-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such reregistration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs").

FOREIGN INVESTMENTS

ECDs, ETDs, Yankee CDs, CCP, and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic, and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The principal amount of an interest rate swap is notional in that it only provides the basis for determining the amount of interest payments under the swap agreement, and does not represent an actual loan. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR on $10 million principal amount in exchange for the right to receive the equivalent of a fixed rate of interest on $10 million principal amount. Neither party to the swap would actually advance $10 million to the other.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of the amount of excess interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of the amount of the interest shortfall on a notional principal amount from the party selling the interest rate floor.

The Fund expects to enter into interest rate transactions primarily to hedge against changes in the price of other portfolio securities. For example, the Fund may hedge against changes in the market value of a fixed rate note by entering into a concurrent swap that requires the Fund to pay the same or a lower fixed rate of interest on a notional principal amount equal to the principal amount of the note in exchange for a variable rate of interest based on a market index. Interest accrued on the hedged note would then equal or exceed the Fund's obligations under the swap, while changes in the market value of the swap would largely offset any changes in the market value of the note. The Fund may also enter into swaps and caps to preserve or enhance a return or spread on a portfolio security. The Fund does not intend to use these transactions in a speculative manner.

The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid assets in an aggregate NAV at least equal to the accrued excess, if any, on each business day. If the Fund enters into an interest rate swap on other than a net basis, the Fund will segregate liquid assets in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Fund's investment adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent interest rate swaps, caps or floors are determined by the investment adviser to be illiquid, they will be included in the Fund's limitation on investments in illiquid securities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash and/or U.S. Government Securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's investment adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Fund's investment adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the portfolio security being hedged.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to a default on an interest rate swap is limited to the NAV of the swap together with the net amount of interest payments owed to the Fund by the defaulting party. A default on a portfolio security hedged by an interest rate swap would also expose the Fund to the risk of having to cover its net obligations under the swap with income from other portfolio securities. The Fund may purchase and sell caps and floors without limitation, subject to the segregated account requirement described above.

AUCTION RATE SECURITIES

The Fund may invest in auction rate municipal securities and auction rate preferred securities, (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The interest rate or dividend is reset by "Dutch" auction in which bids are made by broker/dealers and other institutions for a certain amount of securities at a specified minimum yield. The interest rate or dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. If so, the securities may become illiquid and subject to the Fund's 15% limitation on illiquid securities.

AVERAGE PORTFOLIO MATURITY AND DURATION

Although the Fund will not maintain a stable NAV, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's NAV by limiting the dollar-weighted average maturity and duration of the Fund's portfolio. Securities with shorter maturities and durations generally have less volatile prices than securities of comparable quality with longer maturities or durations. The Fund should be expected to maintain a higher average maturity and duration during periods of lower expected market volatility, and a lower average maturity and duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average maturity will not exceed three years, and its dollar-weighted average duration will not exceed three years.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted and illiquid securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government Securities or other securities in which the Fund may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. This policy may not be changed without the approval of the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned. This policy may not be changed without the approval of the Fund's shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund will limit its purchase of securities on a when-issued or delayed delivery basis to no more than 20% of the value of its total assets. This policy may not be changed without the approval of the Fund's shareholders.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securites at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RISK FACTORS

In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes. In addition, the price of a debt obligation is affected by the credit quality of the issuer. Investment grade debt obligations include medium and high grade securities. Debt obligations rated in the lowest investment grade category may have speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of the issuer.

The market value of debt obligations, and therefore the Fund's NAV, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Fund's investment adviser. The Fund's investment adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's NAV.

Corporate issuers have introduced several variations in the way principal and interest payments are made. Certain corporate debt securities may enable the corporate issuer to defer interest payments for a specified period of time. These types of corporate debt securities may be affected to a greater extent by changes in interest rates. Other corporate debt securities include mandatory put and call provisions, which generally shorten the security's effective maturity.

PORTFOLIO TURNOVER

While the Fund does not intend to engage in substantial short-term trading, from time to time it may sell portfolio securities for investment reasons without considering how long they have been held. For example, the Fund would do this:

   * to take advantage of short-term differentials in yields or market values;
   * to take advantage of new investment opportunities; * to respond to changes in the creditworthiness of an issuer; or * to try to preserve gains or limit losses.

Any such trading would increase the Fund's portfolio turnover and its transaction costs. However, the Fund will not attempt to set or meet any arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Fund's investment objective.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;
   * lend any of its assets except portfolio securities up to one-third of the value of its total assets;
   * sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;
   * invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations; or
   * with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of one issuer (except U.S. government obligations), or purchase more than 10% of the outstanding voting securities of any one issuer. For these purposes the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitation however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the investment adviser to be illiquid, and certain restricted securities not determined by the Trustees to be liquid.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, the Adviser may voluntarily reimburse some of the operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors, Inc. or its predecessor in 1989 and has been a Vice President of the Fund's investment adviser since 1994. Mr. Bauer was an Assistant Vice President of the Fund's investment adviser from 1989 to 1993. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from The Pennsylvania State University.

Robert K. Kinsey has been the Fund's portfolio manager since July 1997. Mr. Kinsey joined Federated Investors, Inc. or its predecessor in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser since March 1997. From 1992 to 1995, he served as a Portfolio Manager for Harris Investment Management Co., Inc. Mr. Kinsey received his M.B.A. in Finance from U.C.L.A.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily NAV of Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

NET ASSET VALUE

The Fund's NAV per Share fluctuates. The NAV for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The NAV for Institutional Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or by mail.

To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Federated Short-Term Income Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Short-Term Income Fund--Institutional Shares to: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any financial intermediary's fee. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their NAV next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The NAV is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining NAV. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested on payment dates in additional Shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their NAV next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its NAV. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Fund shall determine it is necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares By Mail," should be considered.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and Share class name; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's NAV.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the Trust for vote. All shares of each portfolio in the Trust have equal voting rights, except that, in matters affecting only a particular fund or class, only shares of that particular fund or class are entitled to vote. As of August 7, 1998, Trust Company of St. Joseph, St. Joseph, MO, owned 33.55% of the voting securities of the Fund's Institutional Service Shares, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all portfolios entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the NAV per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Shares and Institutional Service Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service
Shares.

Institutional Service Shares are sold primarily to banks and other institutions that hold assets in an agency capacity. Institutional Service Shares are sold at NAV and are subject to a minimum initial investment of $25,000.

Shares and Institutional Service Shares are subject to certain of the same expenses; however, Institutional Service Shares are distributed under a 12b-1 Plan adopted by the Trust. Expense differences, between Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                              YEAR ENDED APRIL 30,
                                               1998    1997   1996    1995    1994    1993  1992(A)
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 8.68  $ 8.68  $ 8.61  $ 8.85  $ 9.17   $ 8.98 $ 9.08
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                        0.50    0.53    0.54    0.52    0.48     0.52   0.15
   Net realized and unrealized gain (loss) on   0.06            0.07   (0.24)  (0.32)    0.19  (0.10)
   investments
   Total from investment operations             0.56    0.53    0.61    0.28    0.16     0.71   0.05
 LESS DISTRIBUTIONS
   Distributions from net investment income    (0.50)  (0.53)  (0.54)  (0.52)  (0.48)   (0.52) (0.15)
 NET ASSET VALUE, END OF PERIOD               $ 8.74  $ 8.68  $ 8.68  $ 8.61  $ 8.85   $ 9.17 $ 8.98
 TOTAL RETURN(B)                                6.61%   6.27%   7.25%   3.29%   1.78%    8.12%  0.69%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                     0.81%   0.81%   0.81%   0.81%   0.81%    0.76%  0.78%*
   Net investment income                        5.73%   5.96%   6.17%   5.90%   5.30%    5.82%  6.37%*
   Expense waiver/reimbursement(c)              0.28%   0.28%   0.29%   0.27%   0.13%    0.45%  0.98%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)   $14,783 $17,586 $16,346 $17,091 $39,649  $15,673   $778
   Portfolio turnover                             49%     55%     77%     38%     44%      62%   114%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 21, 1992 (date of initial public investment) to April 30, 1992.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.


[Graphic]
Federated Investors

Federated Short-Term Income Fund

(A Portfolio of Federated Income Securities Trust)

Institutional Shares

PROSPECTUS

AUGUST 31, 1998

A Diversified Portfolio of Federated Income Securities Trust, an Open-End, Management Investment Company

FEDERATED SHORT-TERM INCOME FUND INSTITUTIONAL SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 31420C209
1111903A-IS (8/98)

[Graphic]






Federated Short-Term Income Fund

(A Portfolio of Federated Income Securities Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Federated Short-Term Income Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is an investment portfolio in Federated Income Securities Trust (the "Trust"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is to seek to provide current income.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS NOR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED NOR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Fund. Keep this prospectus for
future reference.     The Fund has also filed a Statement of Additional
Information for Institutional Shares and Institutional Service Shares dated August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at
Internet Web site (http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated August 31, 1998

TABLE OF CONTENTS

 Summary of Fund Expenses 1 Financial Highlights -- Institutional Service Shares 2 General Information 3 Year 2000 Statement 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Risk Factors 11 Portfolio Turnover 12 Investment Limitations 12 Trust Information 12 Management of the Trust 12 Distribution of Institutional Service Shares 13 Distribution Plan and Shareholder Services 13 Supplemental Payments to Financial Institutions 14 Administration of the Fund 14 Net Asset Value 14 Investing in Institutional Service Shares 14 Share Purchases 14 Exchange Privilege 15 Minimum Investment Required 15 What Shares Cost 15 Account Activity 15 Dividends 15 Capital Gains 15 Redeeming Institutional Service Shares 15 Telephone Redemption 15 Redeeming Shares by Mail 16 Accounts with Low Balances 16 Shareholder Information 16 Voting Rights 16 Tax Information 16 Federal Income Tax 16 State and Local Taxes 16 Performance Information 17 Other Classes of Shares 17 Financial Highlights -- Institutional Shares 18

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                                                None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee ( as a percentage of amount redeemed, if applicable) None
Exchange Fee None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                  0.37%
12b-1 Fee (after waiver)(2)                                                       0.01%
Total Other Expenses                                                              0.43%
    Shareholder Services Fee (after waiver)(3)                               0.24%
Total Operating Expenses(4)                                                       0.81%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 1.09% absent the voluntary waivers of portions of the management fee, the 12b-1 fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Federated Income Securities Trust Information" and "Investing in Institutional Service Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                       $  8
3 Years                                                      $ 26
5 Years                                                      $ 45
10 Years                                                     $100

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                               YEAR ENDED APRIL 30,
                                               1998    1997   1996    1995    1994    1993    1992(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 8.68  $ 8.68  $ 8.61  $ 8.85 $ 9.17   $ 8.98  $ 9.08
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.50    0.53    0.54    0.52   0.48     0.52    0.15
   Net realized and unrealized gain (loss)     0.06            0.07   (0.24) (0.32)    0.19   (0.10)
   on investments
   Total from investment operations            0.56    0.53    0.61    0.28   0.16     0.71    0.05
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.50)  (0.53)  (0.54)  (0.52) (0.48)   (0.52)  (0.15)
 NET ASSET VALUE, END OF PERIOD              $ 8.74  $ 8.68  $ 8.68  $ 8.61 $ 8.85   $ 9.17  $ 8.98
 TOTAL RETURN(B)                               6.61%   6.27%   7.25%   3.29%  1.78%    8.12%   0.69%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                    0.81%   0.81%   0.81%   0.81%  0.81%    0.76%   0.78%*
   Net investment income                       5.73%   5.96%   6.17%   5.90%  5.30%    5.82%   6.37%*
   Expense waiver/reimbursement(c)             0.28%   0.28%   0.29%   0.27%  0.13%    0.45%   0.98%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)  $14,783 $17,586 $16,346 $17,091 $39,649 $15,673    $778
   Portfolio turnover                            49%     55%     77%     38%    44%      62%    114%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 21, 1992 (date of initial public investment) to April 30, 1992.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. On December 31, 1991, the shareholders voted to permit the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus the Board of Trustees ("Trustees") has established two classes of shares, Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund.

Institutional Service Shares ("Shares") are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of U.S. government securities. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value ("NAV") without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing, and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to provide current income. This investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund will invest primarily in a diversified portfolio of short- and medium-term high grade debt securities. The Fund may also invest in long-term high grade debt securities to the extent consistent with its policies regarding the Fund's average dollar-weighted portfolio maturity and duration. This investment policy may not be changed without the prior approval of the Fund's shareholders. Unless indicated otherwise, the other investment policies described in this prospectus may be changed by the Trustees without the approval of the Fund's shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS

The high grade debt securities in which the Fund invests include medium and long-term instruments rated by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their three highest rating categories (e.g., AAA, AA, or A by Standard & Poor's ("S&P"), Fitch IBCA, Inc. ("Fitch"), or Duff & Phelps Rating Service ("Duff & Phelps"), or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's")) and short-term instruments rated by one or more NRSROs in one of their two highest categories (e.g., A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch). As a matter of non-fundamental investment policy, the Fund may also invest up to 35% of its assets in other investment grade debt securities (for example, securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps). The Fund may invest in unrated debt securities that are determined by the Fund's investment adviser to be of comparable quality to instruments having such ratings. Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. Acceptable investments currently include the following:
   * corporate debt obligations, including medium-term notes and variable rate demand notes;
   * asset-backed securities;
   * commercial paper (including Canadian Commercial Paper ("CCP") and
     Europaper);
   * certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");
   * medium and short-term credit facilities, including demand notes and participations in revolving credit facilities;
   * interest rate swaps, caps, and floors;
   * auction rate securities (see below);
   * obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities"); and
   * other money market instruments.

The Fund invests only in instruments denominated and payable in U.S.
dollars.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."

ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government-related, private loans, receivables, or other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. All asset-backed securities are subject to similar prepayment risks, although they may be more or less sensitive to certain factors. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original asset-backed security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid asset-backed securities were purchased at a market premium over their stated principal amount. Conversely, the prepayment of asset-backed securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement provided to such securities.

MORTGAGE-RELATED ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities ("ARMS"), collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Mortgage securities are: (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC");
(ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

ADJUSTABLE RATE MORTGAGE SECURITIES

ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. Typically, the ARMS in which the Fund invests are issued by GNMA, FNMA, and FHLMC and are actively traded. ARMS may be collateralized by whole loans or private pass-through securities. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as the Fund, would receive monthly scheduled payments of principal and/or interest and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of fixed-income securities.

Like other fixed-income securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

COLLATERALIZED MORTGAGE OBLIGATIONS

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA, or FHLMC Certificates, but may be collateralized by whole loans or private pass-through securities.

The CMOs in which the Fund may invest may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. Government Securities; or (c) collateralized by pools of mortgages without a government guarantee as to payment of principal and interest, but which have some form of credit enhancement.

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Fund invests use the same basic structure.

(1) Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four tranches of securities: The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final tranche (Z bond) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.

(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security tranche (or B bond). This process continues until all of the tranches have been completely retired.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

REMICs in which the Fund may invest are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

RESETS OF INTEREST

The interest rates paid on some of the ARMS, CMOs, and REMICs in which the Fund may invest will be readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to have somewhat less volatile interest rates.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than ARMS that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event that the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average portfolio maturity and duration.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which the Fund may invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

NON-MORTGAGE-RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage-related asset-backed securities, including interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are structured similarly to CMOs and mortgage pass-through securities, which are described above. Also, these securities may be issued either by nongovernmental entities and carry no direct or indirect governmental guarantees, or by governmental entities (i.e., Small Business Administration) and carry varying degrees of governmental support.

Non-mortgage-related asset-backed securities have structural characteristics similar to mortgage-related asset-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may invest in non-mortgage-related asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Although non-mortgage-related asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-related asset-backed securities, certain of the factors that affect the rate of prepayments on mortgage-related asset-backed securities also affect the rate of prepayments on non-mortgage-related asset-backed securities.

Non-mortgage-related asset-backed securities present certain risks that are not presented by mortgage-related asset-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain the possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then reregistered because the owner and obligor moves to another state, such registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK INSTRUMENTS

The Fund only invests in Bank Instruments either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs").

FOREIGN INVESTMENTS

ECDs, ETDs, Yankee CDs, CCP, and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic, and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

CREDIT FACILITIES

Demand notes are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. The Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving facilities usually provide for floating or variable rates of interest.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The principal amount of an interest rate swap is notional in that it only provides the basis for determining the amount of interest payments under the swap agreement, and does not represent an actual loan. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the LIBOR on $10 million principal amount in exchange for the right to receive the equivalent of a fixed rate of interest on $10 million principal amount. Neither party to the swap would actually advance $10 million to the other.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of the amount of excess interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of the amount of the interest shortfall on a notional principal amount from the party selling the interest rate floor.

The Fund expects to enter into interest rate transactions primarily to hedge against changes in the price of other portfolio securities. For example, the Fund may hedge against changes in the market value of a fixed rate note by entering into a concurrent swap that requires the Fund to pay the same or a lower fixed rate of interest on a notional principal amount equal to the principal amount of the note in exchange for a variable rate of interest based on a market index. Interest accrued on the hedged note would then equal or exceed the Fund's obligations under the swap, while changes in the market value of the swap would largely offset any changes in the market value of the note. The Fund may also enter into swaps and caps to preserve or enhance a return or spread on a portfolio security. The Fund does not intend to use these transactions in a speculative manner.

The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid assets in an aggregate NAV at least equal to the accrued excess, if any, on each business day. If the Fund enters into an interest rate swap on other than a net basis, the Fund will segregate liquid assets in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Fund's investment adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent interest rate swaps, caps or floors are determined by the investment adviser to be illiquid, they will be included in the Fund's limitation on investments in illiquid securities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash and/or U.S. Government Securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's investment adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Fund's investment adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the portfolio security being hedged.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to a default on an interest rate swap is limited to the NAV of the swap together with the net amount of interest payments owed to the Fund by the defaulting party. A default on a portfolio security hedged by an interest rate swap would also expose the Fund to the risk of having to cover its net obligations under the swap with income from other portfolio securities. The Fund may purchase and sell caps and floors without limitation, subject to the segregated account requirement described above.

AUCTION RATE SECURITIES

The Fund may invest in auction rate municipal securities and auction rate preferred securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The interest rate or dividend is reset by "Dutch" auction in which bids are made by broker/dealers and other institutions for a certain amount of securities at a specified minimum yield. The interest rate or dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. If so, the securities may become illiquid and subject to the Fund's 15% limitation on illiquid securities.

AVERAGE PORTFOLIO MATURITY AND DURATION

Although the Fund will not maintain a stable NAV, the adviser will seek to limit, to the extent consistent with the Fund's investment objective of current income, the magnitude of fluctuations in the Fund's NAV by limiting the dollar-weighted average maturity and duration of the Fund's portfolio. Securities with shorter maturities and durations generally have less volatile prices than securities of comparable quality with longer maturities or durations. The Fund should be expected to maintain a higher average maturity and duration during periods of lower expected market volatility, and a lower average maturity and duration during periods of higher expected market volatility. In any event, the Fund's dollar-weighted average maturity will not exceed three years, and its dollar-weighted average duration will not exceed three years.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may have been credit enhanced by a guaranty, letter of credit, or insurance. The Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, the Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted and illiquid securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. Government Securities or other securities in which the Fund may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. This policy may not be changed without the approval of the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned. This policy may not be changed without the approval of the Fund's shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund will limit its purchase of securities on a when-issued or delayed delivery basis to no more than 20% of the value of its total assets. This policy may not be changed without the approval of the Fund's shareholders.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RISK FACTORS

In the debt market, prices move inversely to interest rates. A decline in market interest rates results in a rise in the market prices of outstanding debt obligations. Conversely, an increase in market interest rates results in a decline in market prices of outstanding debt obligations. In either case, the amount of change in market prices of debt obligations in response to changes in market interest rates generally depends on the maturity of the debt obligations: the debt obligations with the longest maturities will experience the greatest market price changes. In addition, the price of a debt obligation is affected by the credit quality of the issuer. Investment grade debt obligations include medium and high grade securities. Debt obligations rated in the lowest investment grade category may have speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of the issuer.

The market value of debt obligations, and therefore the Fund's NAV, will fluctuate due to changes in economic conditions and other market factors such as interest rates which are beyond the control of the Fund's investment adviser. The Fund's investment adviser could be incorrect in its expectations about the direction or extent of these market factors. Although debt obligations with longer maturities offer potentially greater returns, they have greater exposure to market price fluctuation. Consequently, to the extent the Fund is significantly invested in debt obligations with longer maturities, there is a greater possibility of fluctuation in the Fund's NAV.

Corporate issuers have introduced several variations in the way principal and interest payments are made. Certain corporate debt securities may enable the corporate issuer to defer interest payments for a specified period of time. These types of corporate debt securities may be affected to a greater extent by changes in interest rates. Other corporate debt securities include mandatory put and call provisions, which generally shorten the security's effective maturity.

PORTFOLIO TURNOVER

While the Fund does not intend to engage in substantial short-term trading, from time to time it may sell portfolio securities for investment reasons without considering how long they have been held. For example, the Fund would do this:

   * to take advantage of short-term differentials in yields or market values;
   * to take advantage of new investment opportunities; * to respond to changes in the creditworthiness of an issuer; or * to try to preserve gains or limit losses.

Any such trading would increase the Fund's portfolio turnover and its transaction costs. However, the Fund will not attempt to set or meet any arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Fund's investment objective.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;
   * lend any of its assets except portfolio securities up to one-third of the value of its total assets;
   * sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;
   * invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations; or
   * with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of one issuer (except U.S. government obligations), or purchase more than 10% of the outstanding voting securities of any one issuer. For these purposes the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

The above investment limitations cannot be changed without shareholder approval. The following limitation however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, non-negotiable time deposits, certain interest rate swaps, caps and floors determined by the investment adviser to be illiquid, and certain restricted securities not determined by the Trustees to be liquid.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Under the investment advisory contract, the Adviser may voluntarily reimburse some of the operating expenses of the Fund. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John
F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Randall S. Bauer has been the Fund's portfolio manager since October 1995. Mr. Bauer joined Federated Investors, Inc., or its predecessor, in 1989 and has been a Vice President of the Fund's investment adviser since 1994. Mr. Bauer was an Assistant Vice President of the Fund's investment adviser from 1989 to 1993. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from The Pennsylvania State University.

Robert K. Kinsey has been the Fund's portfolio manager since July 1997. Mr. Kinsey joined Federated Investors, Inc., or its predecessor, in 1995 as a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's adviser since March 1997. From 1992 to 1995, he served as a Portfolio Manager for Harris Investment Management Co., Inc. Mr. Kinsey received his M.B.A. in Finance from U.C.L.A.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, (the "Plan") the distributor may be paid a fee by the Fund in an amount, computed at an annual rate of 0.25% of the average daily net assets of the Shares. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily NAV of Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors, Inc. as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund's NAV per Share fluctuates. The NAV for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The NAV for Institutional Shares may exceed that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SERVICE SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or by mail.

To purchase Shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase Shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Federated Short-Term Income FundInstitutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares of the Fund by mail, send a check made payable to Federated Short-Term Income FundInstitutional Service Shares to: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is normally the next business day after State Street Bank receives the check.

EXCHANGE PRIVILEGE

Financial institutions that maintain master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors, Inc. may exchange their Shares for Institutional Shares of the Trust.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their NAV next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The NAV is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining NAV. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted upon instruction of the transfer agent into federal funds. Dividends are automatically reinvested on payment dates in additional Shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SERVICE SHARES

The Fund redeems Shares at their NAV next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its NAV. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Fund shall determine it is necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

REDEEMING SHARES BY MAIL

Shares may redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Share class name; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's NAV.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the Trust for vote. All shares of each portfolio in the Trust have equal voting rights, except that, in matters affecting only a particular fund or class, only shares of that particular fund or class are entitled to vote. As of August 7, 1998, Trust Company of St. Joseph, St. Joseph, MO, owned 33.55% of the voting securities of the Fund's Institutional Service Shares, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all portfolios entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Shares are sold without any sales charge or other similar non-recurring charges other than a Rule 12b-1 fee.

Total return and yield will be calculated separately for Shares and Institutional Shares.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares.

Institutional Shares are sold to banks and other institutions that hold assets as principals or in a fiduciary capacity for individuals, trusts, estates, or partnerships and are subject to a minimum initial investment of $25,000. Institutional Shares are sold at NAV and are distributed without a Rule 12b-1 Plan.

Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated June 19, 1998, on the Fund's financial statements for the period ended April 30, 1998, and on the following table for the period presented, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained free of charge.

                                                    YEAR ENDED APRIL 30,
                      1998     1997     1996     1995     1994     1993   1992(A)  1991    1990    1989
 NET ASSET VALUE,     $ 8.68   $ 8.68   $ 8.61   $ 8.85   $ 9.17   $ 8.98  $ 9.07  $ 9.16  $ 9.41  $ 9.56
 BEGINNING OF
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment       0.52     0.54     0.57     0.54     0.51     0.58    0.60    0.83    0.93    0.94
   income
   Net realized         0.06     0.01     0.07    (0.24)   (0.32)    0.16   (0.07)  (0.08)  (0.25)  (0.15)
   and unrealized
   gain (loss) on
   investments
   Total from           0.58     0.55     0.64     0.30     0.19     0.74    0.53    0.75    0.68    0.79
   investment
   operations
 LESS
 DISTRIBUTIONS
   Distributions       (0.52)   (0.54)   (0.57)   (0.54)   (0.51)   (0.55)  (0.60)  (0.83)  (0.93)  (0.94)
   from net
   investment
   income
   Distributions          --    (0.01)      --       --       --       --   (0.02)  (0.01)     --      --
   in excess of
   net investment
   income(b)
   Total               (0.52)   (0.55)   (0.57)   (0.54)   (0.51)   (0.55)  (0.62)  (0.84)  (0.93)  (0.94)
   distributions
 NET ASSET VALUE,     $ 8.74   $ 8.68   $ 8.68   $ 8.61   $ 8.85   $ 9.17  $ 8.98  $ 9.07  $ 9.16  $ 9.41
 END OF PERIOD
 TOTAL RETURN(C)        6.88%    6.53%    7.51%    3.55%    2.04%    8.39%   5.94%   8.80%   7.52%   8.69%
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses             0.56%    0.56%    0.56%    0.56%    0.56%    0.51%   0.53%   0.52%   0.52%   0.51%
   Net investment       5.96%    6.21%    6.43%    6.22%    5.55%    6.07%   6.71%   9.33%   9.95%   9.90%
   income
   Expense waiver/      0.28%    0.28%    0.29%    0.03%    0.08%    0.45%   0.98%   0.92%   0.75%   0.76%
   reimbursement(d)
 SUPPLEMENTAL DATA
   Net assets, end  $197,610 $214,438 $216,675 $219,649 $353,106 $144,129 $36,047 $47,223 $65,429 $69,904
   of period (000
   omitted)
   Portfolio              49%      55%      77%      38%      44%      62%    114%     23%     34%     38%
   turnover

(a) On December 31, 1991, the shareholders approved a change in the fundamental investment policies which state that the Fund will be invested in high-grade as opposed to lower-rated debt securities, and as a result, investment income per share is lower.

(b) Distributions in excess of net investment income for the years ended April 30, 1997, 1992, and 1991, were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes for the years ended April 30, 1997, 1992, and 1991.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT DATED APRIL 30, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

[Graphic]
Federated Investors

Federated Short-Term Income Fund

(A Portfolio of Federated Income Securities Trust)

Institutional Service Shares

PROSPECTUS

AUGUST 31, 1998

A Diversified Portfolio of Federated Income Securities Trust, an Open-End, Management Investment Company

FEDERATED SHORT-TERM INCOME FUND
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219


Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 31420C308
1111903A-SS (8/98)

[Graphic]








FEDERATED SHORT-TERM INCOME FUND

(A PORTFOLIO OF FEDERATED INCOME SECURITIES TRUST)

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of Federated Short-Term Income Fund (the "Fund"), a portfolio of Federated Income Securities Trust (the "Trust") dated August 31, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling
1-800-341-7400.      FEDERATED SHORT-TERM INCOME FUND FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE PITTSBURGH, PENNSYLVANIA 15237-7000     Statement dated
August 31, 1998      [Graphic]Federated Investors Federated Securities Corp.,
Distributor Federated Investors, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222-3779 1-800-341-7400 www.federatedinvestors.com

Cusip 31420C209
Cusip 31420C308

1111903B (8/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE FUND                                       1
 INVESTMENT OBJECTIVE AND POLICIES                                        1
 U.S. Government Securities                                               1
 Weighted Average Portfolio Maturity                                      1
 Weighted Average Portfolio Duration                                      1
 When-Issued and Delayed Delivery Transactions                            2
 Repurchase Agreements                                                    2
 Lending of Portfolio Securities                                          2
 Restricted and Illiquid Securities                                       3
 Reverse Repurchase Agreements                                            3
 Privately Issued Mortgage-Related Securities                             3
 Investing in Securities of Other Investment Companies                    3
 Portfolio Turnover                                                       3
 Investment Limitations                                                   3
 FEDERATED INCOME SECURITIES TRUST MANAGEMENT                             5
 Fund Ownership                                                           9
 Trustee Compensation                                                     9
 Trustee Liability                                                        9
 INVESTMENT ADVISORY SERVICES                                            10
 Adviser to the Fund                                                     10
 BROKERAGE TRANSACTIONS                                                  10
 OTHER SERVICES                                                          10
 Fund Administration                                                     10
 Custodian and Portfolio Accountant                                      10
 Transfer Agent                                                          11
 Independent Auditors                                                    11
 PURCHASING SHARES                                                       11
 Distribution Plan (Institutional Service Shares only) and Shareholder
 Services                                                                11
 Conversion to Federal Funds                                             11
 DETERMINING NET ASSET VALUE                                             11
 Determining Value of Securities                                         11
 REDEEMING SHARES                                                        12
 Redemption in Kind                                                      12
 TAX STATUS                                                              12
 The Fund's Tax Status                                                   12
 Shareholders' Tax Status                                                12
 TOTAL RETURN                                                            13
 YIELD                                                                   13
 PERFORMANCE COMPARISONS                                                 13
 Economic and Market Information                                         14
 ABOUT FEDERATED INVESTORS, INC.                                         14
 Mutual Fund Market                                                      14
 Institutional Clients                                                   14
 Bank Marketing                                                          15
 Broker/Dealers and Bank Broker/Dealer Subsidiaries                      15
 FINANCIAL STATEMENTS                                                    15
 APPENDIX                                                                16

GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Income Securities Trust, which was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. On December 31, 1991, the shareholders voted to permit the Trust to offer one or more separate series and classes of shares. Shares of the Fund are offered in two classes, Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares"). This Statement of Additional Information relates to both classes of Shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek to provide current income. The Fund will pursue this objective by investing primarily in a diversified portfolio of short and medium-term high grade debt securities. The foregoing investment objective and policy may not be changed without the prior approval of the Fund's shareholders.

U.S. GOVERNMENT SECURITIES

The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;
   * Federal Home Loan Banks; * The Student Loan Marketing Association; * Federal Home Loan Mortgage Corporation; and * Federal National Mortgage Association.

WEIGHTED AVERAGE PORTFOLIO MATURITY

The Fund will determine its dollar-weighted average portfolio maturity by assigning a "weight" to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity of each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, the Fund will treat (a) asset-backed securities as having a maturity equal to their estimated weighted-average maturity and (b) variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate. The average maturity of asset-backed securities will be calculated based upon assumptions established by the investment adviser as to the probable amount of the principal prepayments weighted by the period until such prepayments are expected to be received.

Fixed rate securities hedged with interest rate swaps or caps will be treated as floating or variable rate securities based upon the interest rate index of the swap or cap; floating and variable rate securities hedged with interest rate swaps or floors will be treated as having a maturity equal to the term of the swap or floor. In the event that the Fund holds an interest rate swap, cap or floor that is not hedging another portfolio security, the swap, cap or floor will be treated as having a maturity equal to its term and a weight equal to its notional principal amount for such term.

WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends upon three primary variables: the security's coupon rate, maturity date and the level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities. For purposes of calculating its dollar-weighted average portfolio duration, the Fund will treat variable and floating rate instruments as having a remaining duration commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.

Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows.

The duration of interest rate agreements, such as interest rates swaps, caps and floors, is calculated in the same manner as other securities. However, certain interest rate agreements have negative durations, which the Fund may use to reduce its weighted average portfolio duration.

Mathematically, duration is measured as follows:

Duration = PVCF1(1) + PVCF2(2) + PVCF3(3) + ............. + PVCFn(n)
           PVTCF      PVTCF      PVCTF                      PVCTF

where

PVCFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity

t = the period when the cash flow is received

n = remaining number of periods until maturity

PVTCF = total present value of the cash flow from the bond where the present value is determined using the prevailing yield-to-maturity

Certain debt securities, such as mortgage-backed and asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments. Duration calculated in this manner, commonly referred to as "effective duration," allows for changing prepayment rates as interest rates change and expected future cash flows are affected. The calculation of effective duration will depend upon the investment adviser's assumed prepayment rate.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, not for investment leverage. These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees ("Trustees").

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

REVERSE REPURCHASE AGREEMENTS

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by non-government related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

Investing in Securities of Other Investment Companies

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PORTFOLIO TURNOVER

For the fiscal years ended April 30, 1998, and 1997, the portfolio turnover rates were 49% and 55%, respectively.

INVESTMENT LIMITATIONS

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if as a result of such purchase 25% or more of the value of its total assets would be invested in any one industry.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate including limited partnership interests in real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

BUYING ON MARGIN

The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions.

SELLING SHORT

The Fund will not sell securities short unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings, other than reverse repurchase agreements, are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies or Declaration of Trust. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

INVESTING IN MINERALS

The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.

INVESTING IN NEW ISSUERS

The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST

The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than 0.5% of the issuer's securities together own more than 5% of the issuer's securities.

DIVERSIFICATION OF INVESTMENTS

The Fund will not purchase the securities of any one issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements) if, as a result, more than 5% of the value of its assets would be invested in the securities of such issuer with respect to 75% of its total assets, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable time deposits and certain restricted securities not determined to be liquid under criteria established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

During the fiscal year ended April 30, 1998, the Fund did not borrow money, invest in reverse repurchase agreements or sell securities short in excess of 5% of the value of its net assets. The Fund does not intend to borrow money, invest in reverse repurchase agreements, or sell securities short in excess of 5% of the value of its net assets during the coming year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

FEDERATED INCOME SECURITIES TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Income Securities Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate: September 3, 1939

Trustee

Director or Trustee of the Funds; Formerly, Partner, Andersen Worldwide SC.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

James E. Dowd, Esq.

571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical
Center--Downtown; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.

Edward L. Flaherty, Jr., Esq.@

Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Director or Trustee of the Funds; Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Director or Trustee of the Funds; Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Director or Trustee of the Funds; Public Relations/Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F.
Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company;

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the Fund's outstanding Shares.     As
of August 7, 1998, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Fund: Charles Schwab & Co., Inc., San Francisco, owned approximately 2,786,314 shares (12.31%).

As of August 7, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Fund: Trust Company of St. Joseph, St. Joseph, Missouri, owned approximately 637,708 shares (33.55%); Planmember Services Corp. A/O City National Bank, Beverly Hills, California, owned approximately 336,793 shares (17.72%); Robertson Stephens & Co. LLC F/B/O its clients, San Francisco, California, owned approximately 118,714 shares (6.25%); Brelco/Sunflower Bank, Salina, Kansas, owned approximately 104,366 shares (5.49%); and Charles Schwab & Co., Inc., San Francisco, California, owned approximately 102,621 shares (5.40%).

TRUSTEE COMPENSATION

                                       AGGREGATE
                NAME,                COMPENSATION
            POSITION WITH                 FROM        TOTAL COMPENSATION PAID
                TRUST                    TRUST*       FROM FUND COMPLEX+

  John F. Donahue,                   $0             $0 for the Trust and
  Chairman and Trustee                              56 other investment
                                                    companies in the Fund
                                                    Complex

  Thomas G. Bigley,                  $680.76        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  John T. Conroy, Jr.,               $748.94        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Nicholas P. Constantakis,++        $171.17        $0 for the Trust and
  Trustee                                           36 other investment
                                                    companies in the Fund
                                                    Complex

  William J. Copeland,               $748.94        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  James E. Dowd, Esq.,               $748.94        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Lawrence D. Ellis, M.D.,           $680.76        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Edward L. Flaherty, Jr., Esq.,     $748.94        $122,362 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Peter E. Madden,                   $680.76        $111,222 for Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  John E. Murray, Jr., J.D., S.J.D., $680.76        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Wesley W. Posvar,                  $680.76        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

  Marjorie P. Smuts,                 $680.76        $111,222 for the Trust and
  Trustee                                           56 other investment
                                                    companies in the Fund
                                                    Complex

* Information is furnished for the fiscal year ended April 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of two portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998. He did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND

The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, the Adviser receives an annual investment advisory fee as described in each prospectus. During the fiscal years ended April 30, 1998, 1997, and 1996, the Fund's Adviser earned $871,326, $957,140, and
$907,666, respectively. Fees of $73,876, $72,703, and $82,939, respectively for 1998, 1997, and 1996, were waived because of undertakings to limit the Fund's
expenses.      BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or by affiliates of Federated Investors, Inc. in advising Federated Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended April 30, 1998, 1997, and 1996, no brokerage commissions were paid by the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in each prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended April 30, 1998, 1997, and 1996, the Administrators earned $164,374, $180,791, and $171,686, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company ("State Street Bank"), Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

INDEPENDENT AUDITORS

The independent auditors for the Trust are Ernst and Young LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares are sold at their net asset value ("NAV") without a sales charge on days on which the New York Stock Exchange is open for business. The procedure for purchasing Shares of the Fund is explained in the respective prospectus under "Investing in Institutional Shares" and "Investing in Institutional Service Shares."

DISTRIBUTION PLAN (INSTITUTIONAL SERVICE SHARES ONLY) AND SHAREHOLDER
SERVICES

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan (Institutional Service Shares only), the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended April 30, 1998, payments in the amount of $41,885 were made pursuant to the Distribution Plan (Institutional Service Shares only), all of which was paid to financial institutions. In addition, for this period, the Trust paid shareholder service fees in the amount of $502,694 (Institutional Shares) and $41,885 (Institutional Service Shares) of which $502,694 (Institutional Shares) and $1,675 (Institutional Service Shares) were waived.

CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

NAV generally changes each day. The days on which the NAV is calculated by the Fund are described in the prospectus.

DETERMINING VALUE OF SECURITIES

The values of the Fund's portfolio securities are determined as follows:

   * according to prices provided by independent pricing services, which may be determined without exclusive reliance on quoted prices from dealers but which use market prices when most representative, and which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data employed in determining valuations for such securities; or
   * for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost unless the Trustees determine that particular circumstances of the security indicate otherwise.

REDEEMING SHARES

The Fund redeems Shares at the next computed NAV after the Fund receives the redemption request. Redemption procedures are explained in the respective prospectuses under "Redeeming Institutional Shares" and "Redeeming Institutional Service Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission ("SEC") rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Fund to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class' NAV during any 90-day period.

TAX STATUS

THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   * invest in securities within certain statutory limits; and * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. No portion of any income dividend paid by the Fund is expected to be eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Fixed income securities offering the current income sought by the Fund are often purchased at a discount from par value. Because the total yield on such securities when held to maturity and retired may include an element of capital gain, the Fund may achieve capital gains. However, the Fund will not hold securities to maturity for the purpose of realizing capital gains unless current yields on those securities remain attractive.

Capital gains or losses may also be realized on the sale of securities. Sales would generally be made because of:

   * the availability of higher relative yields; * differentials in market values; * new investment opportunities; * changes in creditworthiness of an issuer; or * an attempt to preserve gains or limit losses.

Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the Shares.

TOTAL RETURN

The Fund's average annual total returns for the one-year, five-year, and ten-year periods ended April 30, 1998 were 6.88%, 5.28%, and 6.56%, respectively, for Institutional Shares. The Fund's average annual total returns for the one-year and five-year periods ended April 30, 1998, and for the period from January 24, 1992 (start of performance) to April 30, 1998, were 6.61%,
5.02%, and 5.40%, respectively, for Institutional Service Shares.      The
average annual total return for both classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The Fund's yield for the thirty-day period ended April 30, 1998, was 6.19% and 5.94% for Institutional Shares and Institutional Service Shares, respectively. The yield for both classes of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the SEC) earned by either class of Shares over a thirty-day period by the maximum offering price per Share of either class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in either class of Shares, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The performance of both classes of shares depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in the Fund's or either class of Share's expenses; and * various other factors.

Either class of Shares performance fluctuates on a daily basis largely because net earnings and the maximum offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "short-term investment grade debt funds" category in advertising and sales literature.
   * MERRILL LYNCH TOTAL RETURN INVESTMENT GRADE CORPORATE INDEX (ShHORT-TERM 1-2.99 YEARS) is comprised of over 400 issues of investment grade corporate debt securities with remaining maturities from 1 to 2.99 years.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for both classes of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the either class of Shares based on monthly reinvestment of dividends over a
specified period of time.     Advertising and other promotional literature may
include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank
savings accounts, certificates of deposit, and Treasury bills.      ECONOMIC AND
MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS, INC.

Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the corporate bond sector, as of December 31,
1997, Federated Investors, Inc. managed 11 money market funds, and 16 bond funds with assets approximating $17.1 billion, and $5.6 billion, respectively. Federated's corporate bond decision making based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.
     J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

* Source: Investment Company Institute.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillon, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended April 30, 1998, are incorporated herein by reference to the Annual Report of the Fund dated April 30, 1998 (File Nos. 33-3164 and 811-4577). A copy of the Report may be obtained without charge by contacting the Fund.

APPENDIX

STANDARD & POOR'S ("S&P") LONG TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic
rating category.      FITCH IBCA, INC. LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

   * Leading market positions in well established industries.
   * High rates of return on funds employed.
   * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   * Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATINGS DEFINITIONS

F-1--(Very Strong Credit Quality) Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated
F-1+.     F-2--(Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is
not as great as for issues assigned F-1+ and F-1 ratings.      DUFF & PHELPS
RATING SERVICE (DUFF &PHELPS) LONG-TERM DEBT RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.